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                                POWER OF ATTORNEY
                   RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK

Maureen A. Buckley           Robert R. Grew
Gumer C. Alvero              Ronald L. Guzior
Richard N. Bush              James L. Hamalainen
Douglas K. Dunning           Jean B. Keffeler
Steve M. Gathje              Jeryl A. Millner
Mark Gorham                  Thomas V. Nicolosi

Do hereby jointly and severally authorize Dixie L. Carroll, Scott E. Creutzmann, Bruce H. Saul or Suzanne Hoppe to sign as their attorneys-in-fact and agents any and all documents (i.e., Registration Statement, pre-effective amendment, post-effective amendment and any application for exemptive relief) on behalf of the registrants reflected in the attached list that have been filed with the Securities and Exchange Commission by RiverSource Life Insurance Co. of New York pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, by means of the Security and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to the file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and do hereby ratify such signatures heretofore made by such persons.

It is expressly understood by the undersigned that all to whom this Power of Attorney is presented are hereby authorized to accept a copy, photocopy or facsimile of this authorization with the same validity as the original.

This Power of Attorney may be executed in any number of counterpart copies, each of which shall be deemed an original and all of which, together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth. Dated the 2nd day of April, 2012

/s/ Maureen A. Buckley                          /s/ Robert R. Grew
-------------------------------------------     --------------------------------
Maureen A. Buckley                              Robert R. Grew
Chairman of the Board, President and            Director
Chief Executive Officer

/s/ Gumer C. Alvero                             /s/ Ronald L. Guzior
-------------------------------------------     --------------------------------
Gumer C. Alvero                                 Ronald L. Guzior
Director and Executive Vice President           Director
- Annuities

/s/ Richard N. Bush                             /s/ James L. Hamalainen
-------------------------------------------     --------------------------------
Richard N. Bush                                 James L. Hamalainen
Senior Vice President -- Corporate Tax          Senior Vice President and Treasurer

/s/ Douglas K. Dunning                          /s/ Jean B. Keffeler
-------------------------------------------     --------------------------------
Douglas K. Dunning                              Jean B. Keffeler
Director                                        Director

/s/ Steve M. Gathje                             /s/ Jeryl A. Millner
-------------------------------------------     --------------------------------
Steve M. Gathje                                 Jeryl A. Millner
Senior Vice President and Chief Actuary         Director

/s/ Mark Gorham                                 /s/ Thomas V. Nicolosi
-------------------------------------------     --------------------------------
Director, Vice President -- Insurance           Thomas V. Nicolosi
Product Development                             Director

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                   RIVERSOURCE LIFE INSURANCE CO. OF NEW YORK
               REGISTERED VARIABLE ANNUITY/LIFE INSURANCE PRODUCTS

                                                                                         1933            1940
                                                                                        ACT NO.         ACT NO.
--------------------------------------------------------------------------------------  ----------     ---------
RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 1                                                     811-07475
Privileged Assets Select Annuity                                                        333-139767

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT 2                                                     811-07511
RiverSource Personal Portfolio Plus 2/RiverSource Personal Portfolio                    333-139772
RiverSource Endeavor Select Variable Annuity                                            333-139764
RiverSource FlexChoice Select Variable Annuity                                          333-144422
RiverSource Innovations Select Variable Annuity                                         333-139764
RiverSource Innovations Variable Annuity                                                333-139764
RIVERSOURCE OF NEW YORK ACCOUNT 4                                                                       811-3500
RiverSource Variable Retirement & Combination Annuities                                    2-78194
RiverSource Employee Benefit Annuity                                                      33-52567
RiverSource Flexible Annuity                                                               33-4174

RIVERSOURCE OF NEW YORK ACCOUNT 7                                                                       811-4913
Life Vest Single Premium Variable Life Insurance Policy                                   33-10334

RIVERSOURCE OF NEW YORK ACCOUNT 8                                                                      811-05213
RiverSource Succession Select Variable Life Insurance                                    333-42257
RiverSource Variable Universal Life Insurance                                             33-15290
RiverSource Variable Second-To-Die Life Insurance                                         33-62457
RiverSource Variable Universal Life III                                                  333-44644
RiverSource Variable Universal Life IV/RiverSource Variable Universal Life IV --         333-44644
 Estate Series
RiverSource Variable Universal Life 5/RiverSource Variable Universal Life 5 --
 Estate Series

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
RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT                                         811-07623
RiverSource Flexible Portfolio Annuity                                                   333-03867
RiverSource Retirement Advisor Variable Annuity                                          333-91691
RiverSource Retirement Advisor Advantage Variable Annuity/RiverSource Retirement         333-91691
Advisor Select Plus Variable Annuity
RiverSource Retirement Advisor Advantage Plus Variable Annuity/RiverSource Retirement    333-91691
 Advisor Select Plus Variable Annuity
RiverSource Retirement Advisor 4 Advantage Plus Variable Annuity/RiverSource             333-91691
Retirement Advisor 4 Select Plus Variable Annuity/RiverSource Retirement Advisor 4
 Access Variable Annuity
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5      333-91691
 Access Variable Annuity (offered for contract applications signed prior to 4/30/2012)
RiverSource RAVA 5 Advantage Variable Annuity/RAVA 5 Select Variable Annuity/RAVA 5     333-179335
 Access Variable Annuity (offered for contract applications signed after  4/30/2012)

RIVERSOURCE OF NEW YORK ACCOUNT SBS                                                                     811-6560
RiverSource Symphony Annuity                                                              33-45776